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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                            ____________________


                                  FORM 8-K

                                     for

                         GOSS GRAPHIC SYSTEMS, INC.


                           a Delaware Corporation
                 IRS Employer Identification No. 25-1200273
                          SEC File Number 333-08421




                              700 Oakmont Lane
                        Westmont, Illinois 60559-5546
                               (630) 850-5600





                               August 11, 1998





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   Item 8.   Change in Fiscal Year.


        Effective January 1, 1999, Goss will change its fiscal year to a calendar year. Currently, Goss's fiscal year ends on September 30.
                                  SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           GOSS GRAPHIC SYSTEMS, INC.



   Date: August 11, 1998                   By: /s/ Gloria Griesinger
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